Exhibit 10.8

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CUSTOMER SERVICE DIVISION

SUBCONTRACT AGREEMENT

This Customer Service Division Subcontract Agreement (hereinafter “Agreement”), is entered into this 30th day of September, 2001 (the “Effective Date”), by and between ALCATEL USA Marketing, Inc., (hereinafter “ALCATEL USA”), a Delaware corporation, with its principal place of business at 1000 Coit Road, Plano, Texas, 75075, and GNET (hereinafter “Seller”), a (x) corporation, (    ) partnership, (    ) sole proprietorship, or (    )                    , organized under the laws of the State of Texas, with its principal place of business at 2081 Hutton Dr., Suite 201 Carrollton TX 75006.

WITNESSETH:

WHEREAS, ALCATEL USA desires to secure Installation Services; and

WHEREAS, Seller desires to perform such services and to provide ALCATEL USA with its professional expertise in these designated areas.

NOW THEREFORE, the parties agree as follows:

1.	SCOPE OF SERVICES. During the term of this Agreement, Seller shall perform Installation and/or Engineering Services (hereinafter “Services”) with respect to ALCATEL USA manufactured products, as outlined in the Award Letter attached hereto as Exhibit A, the Job Start Authorization attached hereto as Exhibit B and the Statement of Work attached hereto as Exhibit C. Seller shall coordinate its work efforts with the person identified in Section 8 of this Agreement.

Customer Service Division – Subcontract Agreement	Page 1

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.	RELATIONSHIP OF THE PARTIES. Seller hereby declares and represents that Seller is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as an employee of ALCATEL USA; that the persons performing Services hereunder are not employees of ALCATEL USA; that Seller has and hereby retains, except as set forth herein, the right to exercise full control of and supervision over the performance of Seller’s obligations hereunder and full control over the employment, direction, compensation, and discharge of all employees, agents, and subcontractors assisting in the performance of such obligations; that Seller will be solely responsible for all matters relating to payment of such employees, including compliance with workers’ compensation, unemployment and disability insurance, social security, withholding, and all other applicable laws and regulations governing such matters. Seller shall be solely responsible for all injuries, including death, to all persons, and all loss or damage to property which is attributed to Seller’s performance under this Agreement or that of any agent, employee, or subcontractor engaged by Seller.

3.	TERM OF AGREEMENT. This Agreement shall have an initial term of one (1) year from the Effective Date, and shall automatically be renewed from year to year thereafter unless either party notifies the other in writing thirty (30) days prior to the expiration of the initial term, or any renewal thereof, of its intention not to renew.

4.	AUTHORITY TO COMMENCE SERVICES.

4.1 Seller’s authority to incur costs for Services requested by ALCATEL USA in Seller’s performance against this Agreement must be in writing authorized by one or more of the following ALCATEL USA individuals:

(a)	Vice President, Customer Services

(b)	Director, Installation and Engineering

(c)	Director, Planning and Control

(d)	Manager, Subcontract Administration

4.2 Both of the following documents must be in the possession of Seller before ALCATEL USA acknowledges responsibility for Services rendered:

(a) Award Letter from ALCATEL USA’s Subcontract Administrator (Exhibit A); (b) Job Start Authorization (JSA) from ALCATEL USA’s Subcontract Administrator (Exhibit B);

Customer Service Division – Subcontract Agreement	Page 2

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.	PAYMENT RATES AND BILLING.

5.1 As compensation for Services to be performed by Seller hereunder, ALCATEL USA will pay Seller at the rates set forth in the Award Letter (Exhibit A). ALCATEL USA shall not have any liability for any other expenses or costs incurred by Seller hereunder unless otherwise provided for herein or approved in advance, in writing, by a duly-authorized representative of ALCATEL USA.

5.2 Payments made under this Agreement shall not include any amount which will be used improperly by Seller to influence the actions of another person on ALCATEL USA’s behalf.

5.3 The agreed-upon payment terms for Services performed by Seller shall be ***** from the date an acceptable invoice is received by ALCATEL USA. Seller must submit invoices, in duplicate, to ALCATEL USA as follows:

ALCATEL USA Marketing, Inc.

ATTN: Subcontract Administration, M/S 505

1000 Coit Road

Plano, Texas 75075-5813

5.4 Invoices submitted by Seller shall conform to the Billing Instructions attached hereto as Exhibit D. Failure to conform to these requirements will cause the invoice to be rejected.

5.5 ALCATEL USA may withhold any payments to such extent as may be necessary to protect ALCATEL USA from loss as a result of:

(a) defective work not remedied;

(b) claims filed or claims which may be filed;

(c) failure of Seller to make payments to its suppliers or employees;

(d) evidence that performance of this contract cannot be completed for the balance then unpaid; and

(e) damages to third parties.

When the above grounds or causes are satisfied and removed, payment shall be made for amounts withheld because of them.

Customer Service Division – Subcontract Agreement	Page 3

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6.	REIMBURSABLE EXPENSE. When applicable, ALCATEL USA shall reimburse Seller in accordance with ALCATEL USA’s standard Travel Policy (No. 02-06-01) for reasonable expenses incurred for meals, lodging, and travel (air coach fares). These expenses must be pre-approved, in writing, by a duly authorized representative of ALCATEL USA and incurred as a result of the Services performed by Seller at ALCATEL USA’s request. Seller shall invoice ALCATEL USA for these expenses, and ALCATEL USA shall pay per the terms outlined in Section 5 above.

7.	REPORTS. With respect to the Services performed by Seller according to this Agreement, Seller shall deliver to ALCATEL USA detailed reports and documentation as may periodically be required by ALCATEL USA as specified in Exhibit C, and/or as outlined in the relevant RFP/RFQ, as mutually agreed between the parties.

8.	COMMUNICATIONS AND ADMINISTRATION.

8.1 For and on behalf of ALCATEL USA, the person designated below shall have cognizance of the Services provided under this Agreement, the responsibility for general administration of this Agreement and liaison for ALCATEL USA shall be through this individual, or an assigned designee. All reports, special job instructions, supplies, equipment issues and technical issues shall be sent directly to:

ALCATEL USA Marketing, Inc.

ATTN: Manager, Subcontract Administration

1000 Coit Road, M/S 505

Plano, Texas 75075

8.2 For and on behalf of Seller, the person designated below (“Seller’s Project Manager”) shall have cognizance of the Services provided under this Agreement, and general administration of this agreement for Seller shall be through:

John A. Goodman

2081 Hutton Drive, Suite 201

Carrollton, Texas 75006

9.	RIGHTS IN WORK PRODUCT.

9.1 The work product of Seller’s Services, including all results and all ideas, developments, and inventions which Seller conceives or reduces to practice during the course of its performance under this Agreement, shall be the exclusive property of ALCATEL USA. This

Customer Service Division – Subcontract Agreement	Page 4

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

information and material, and any such inventions shall be deemed ALGATEL USA proprietary information and shall not be disclosed to anyone outside of ALGATEL USA, or used by Seller or others without the prior, written consent of ALGATEL USA. Any scope of work, article, paper, specification, drawing, computer program, or report pursuant to this Agreement, or which discusses the Services performed hereunder or the results thereof (“Written Data”) and which qualifies as “work-for-hire” under the copyright laws of the United States of America, shall be the exclusive property of ALGATEL USA as a “work-for-hire”. All right, title, and interest, including any copyright in and to any Written Data which does not qualify as a “work-for-hire” shall be deemed to have been “work-for-hire” and shall be deemed to have been automatically transferred to ALGATEL USA from the date of inception thereof. Upon ALGATEL USA’s request, Seller shall execute any document and render such other assistance as reasonably necessary to perfect the full right, title, and interest worldwide in the Written Data, including formal conveyance of copyright. Written Data shall not be published or submitted for publication by Seller without the prior, written approval of ALCATEL USA. Further, if any such scope of work, article, paper, specification, drawing, computer program, or report pursuant to this Agreement includes work previously copyrighted by Seller, Seller hereby grants ALGATEL USA a nonexclusive, worldwide, irrevocable, paid-up license under such copyrights to reproduce, distribute, and use the works in any manner.

9.2 During the period of this Agreement and thereafter at any reasonable time when called upon to do so by ALGATEL USA, Seller shall execute patent applications, assignments to ALGATEL USA, and other papers and agrees to render such other assistance which ALGATEL USA believes necessary to secure for ALGATEL USA the full protection and ownership of all rights in and to the work product of the Services performed by Seller. The filing of patent applications on inventions made by Seller shall be decided by ALCATEL USA and shall be for such countries as ALGATEL USA shall elect. ALGATEL USA shall bear all the expense in connection with the preparation, filing, and prosecution of applications for patents and for all matters provided in this subsection requiring the time and/or assistance of Seller as to inventions. Further, ALGATEL USA shall pay Seller an hourly rate prorated according to the compensation mutually agreed upon for Services which Seller performs in connection with inventions and patent applications which may be required by ALCATEL USA whether during the term hereof or after the expiration or termination of this Agreement.

9.3 Seller and its heirs, legal representatives, successors, and assigns shall indemnify ALGATEL USA and ALGATEL USA’s customer and save ALGATEL USA and ALGATEL USA’s customer harmless from any and all liability, loss, expense, damage, claims or demands either at law or in equity for actual or alleged violation of any patent, trademark, copyright, trade secret, or other proprietary interest established by manufacture, installation,

Customer Service Division – Subcontract Agreement	Page 5

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

standard product use, sale of equipment, documentation, services or materials in conjunction with the Services performed under this Agreement by Seller and its employees, agents and subcontractors. Seller and ALGATEL USA shall cooperate fully in defense of any such action in any reasonable manner. The obligations of this section shall survive the expiration or termination of this Agreement.

10.	ADDITIONAL IDEAS. *****

11.	INSURANCE.

11.1 In addition to such other insurance as may be required by law, Seller shall, during the performance of the Services required under this Agreement, purchase and maintain with such insurers and under such policies of insurance as are acceptable to ALCATEL USA the following minimum coverages:

(a)	Workmen’s compensation and occupational disease insurance, including employer’s liability insurance, complying with all applicable federal, state, and local laws. Employer’s liability insurance shall be provided with a limit not less than *****.

(b)	Comprehensive general liability, including contractual liability, completed operations, and products liability, all on an occurrence basis, with personal injury and broad form property damage coverage.

(i)	General Aggregate	*****

(ii)	Products/Completed Operations:	*****

(iii)	Personal & Advertising Injury:	*****

(iv)	Each Occurrence
	(Bodily Injury and Property Damage):	*****

(c)	Comprehensive automobile liability including non-ownership and hired car coverage as well as owned vehicle coverage:

(i)	Combined Single Limit	*****

Customer Service Division – Subcontract Agreement	Page 6

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

11.2 Seller shall, prior to the Effective Date, provide ALCATEL USA with a Certificate of Insurance evidencing the existence of the coverages specified in Section 11.1, which shall specifically protect ALCATEL by naming it as additional insured under the policy. Said certificate shall contain a provision that coverage afforded under the policies will not be cancelled until at least thirty (30) days’ prior, written notice has been given to ALCATEL USA at the address shown in Section 17.

11.3 Failure on the part of Seller to comply with the provisions as contained in this Section 11 shall be considered a breach of this Agreement and subject it to termination, at ALCATEL USA’s sole discretion.

12.	PUBLICITY. Seller shall not use the name of ALCATEL USA in any news release, public announcement, advertisement, or other form of publicity without the prior, written consent of ALCATEL USA.

13.	ASSIGNMENT AND SUBCONTRACTING. Performance of this Agreement may not be assigned or subcontracted, in whole or in part, without, in each case, the prior, written consent of ALCATEL USA’s Subcontract Administration Department.

14.	DISPUTE RESOLUTION. If, after good-faith negotiations, the parties disagree as to the existence or extent of a problem or its solution, the party raising the issue shall promptly provide a detailed, written summary of its findings as to the alleged problem to the other party’s Project Manager, and the other party’s Project Manager will respond in writing within ten (10) business days of its receipt of the summary, explaining the party’s position of the issue. If the Project Managers cannot resolve a dispute within fifteen (15) calendar days after the aforementioned written response is submitted, the Contract/Subcontract Managers shall negotiate, in good faith, a resolution to the dispute. If the Contract/Subcontract Managers cannot resolve a dispute within thirty (30) calendar days after notification from the Project Managers, each party shall have the right to commence any legal proceedings as permitted by law. Seller agrees to continue providing Services during any dispute resolution.

15.	TERMINATION.

15.1 If Seller fails to comply with any of the provisions hereof, or in the event that Seller becomes the subject of a proceeding under state or federal law for the relief of debtors, or if Seller makes an assignment for the benefit of creditors which prevent Seller from completing the performance of the Services required under this Agreement, ALCATEL USA shall have the right to hold Seller in default and immediately terminate this agreement in whole, which shall be considered termination for cause.

Customer Service Division – Subcontract Agreement	Page 7

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

15.2 This Agreement may be cancelled ***** upon thirty (30) days’ written notice. The provisions of this section shall not limit or affect the right of ALCATEL USA to terminate this Agreement under the conditions of Section 15.1.

15.3 Upon termination for cause as described in Section 15.1, Seller shall be liable to ALCATEL USA for all direct out-of-pocket costs, in excess of the unpaid portion of the Agreement price, which are incurred by ALCATEL USA in securing complete performance of the Services required under this Agreement.

16.	EXTRA WORK. No extra work or changes under this Agreement will be recognized or paid for unless agreed to by ALCATEL USA and Seller in writing, utilizing the ALCATEL USA Job Information Memorandum (JIM) attached hereto as Exhibit E or Seller’s equivalent, before the work is initiated or the changes made. The nature of the work or change shall be specified in detail, along with the price to be paid or the amount to be deducted should said changes modify the amount to be paid by ALCATEL USA hereunder.

17.	NOTICES. All notices of a contractual nature shall be in writing, shall be hand carried, or be sent certified or registered mail or via courier, and shall be deemed to have been given or made when received at the following addresses:

ALCATEL USA Marketing, Inc.

ATIN: Manager, Subcontract Administration

1000 Coit Road, MS 505

Plano, Texas 75075

If to Seller:

Goodman Networks, Inc. (John A. Goodman)

2081 Hutton Drive, Suite 201

Carrollton, Texas 75006

Customer Service Division – Subcontract Agreement	Page 8

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

18.	LIMITATION OF LIABILITY.

18.1 IN NO EVENT SHALL ALCATEL USA OR ALCATEL USA’s SUPPLIERS, LICENSORS OR CUSTOMERS HAVE ANY LIABILITY TO SELLER FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES INCLUDING, BUT NOT LIMITED TO LOSS OF REVENUE OR PROFITS.

18.2 Seller hereby indemnifies and holds ALCATEL USA, its directors, officers agents and employees harmless against any and all claims, actions, or demands against ALCATEL USA, and against any and all damages, liabilities or expenses including attorney fees and other legal costs ***** arising out of the acts or omissions of Seller under this Agreement.

19.	ACCEPTANCE. Acceptance of the Services shall occur upon ALCATEL USA’s receipt of a Job Completion Notice (attached hereto as Exhibit F) signed by ALCATEL USA and the Seller’s supervisor.

20.	WARRANTIES AND STANDARDS.

20.1 Seller warrants that all Services provided pursuant to this Agreement will conform to ALCATEL USA specifications, which have been accepted by Seller. All Services will be free of defects for a period of twelve (12) months from the date of acceptance (the “Warranty Period”). If any of the Services prove defective during the Warranty Period, Seller will correct the defect at no charge to ALCATEL USA. *****.

20.2 The costs of out-of-warranty repairs are subject to a charge as quoted by Seller and accepted by ALCATEL USA. Such charges must be authorized by ALCATEL USA prior to Seller performing any such repairs.

20.3 All Services hereunder shall be performed by employees or agents of Seller who are experienced and highly skilled in their profession and in accordance with the highest standards of workmanship in their professions. Seller further agrees that, upon request, Seller will remove from service hereunder any employee(s) who, in ALCATEL USA’s unrestricted opinion, may be guilty of improper conduct or is not qualified or needed to perform the work assigned. It is further agreed that Seller shall immediately remove (within four (4) working hours) any of its employees assigned to ALCATEL USA when so directed.

20.4 Seller warrants that it holds all licenses and permits required by law to perform the Services required under this Agreement.

20.5 Seller warrants that it is not a party to any other existing agreement which would compromise ethics or the confidentiality required to professionally perform the Services.

Customer Service Division – Subcontract Agreement	Page 9

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

21.	REMEDIES.

21.1 Subject to the provisions of this section, it is the intent of the parties that Seller shall be liable to ALCATEL USA for any damages incurred by ALCATEL USA as a result of Seller’s failure to perform its obligations hereunder.

21.2 During the term of this Agreement, Seller will provide the Services to ALCATEL USA on a fixed bid, per-project basis. Due to the critical nature of the Services performed by Seller under this Agreement, if Seller fails to complete the Services by the date mutually agreed upon for a particular project and such failure is not due to ***** ALCATEL USA’s failure to satisfy its obligations to Seller, then Seller shall be considered in breach of this Agreement, and ALCATEL USA will be damaged by such breach. Due to the difficulty of determining with precision the amount of damages flowing from such breach, the parties hereby jointly agree that notwithstanding any other provisions of this Agreement, Seller will pay to ALCATEL USA as liquidated damages for each calendar day (or part thereof) of delay a sum equal to *****, not to exceed *****. It is expressly acknowledged that Seller shall promptly reduce its charges to ALCATEL USA by such amounts or, at ALCATEL USA’s option, ALCATEL USA may set off such amounts from payments due and owing to Seller, as damages for such failures, and not as a penalty.

21.3 The receipt of liquidated damages under this Section 21 will not preclude ALCATEL USA from enforcing any other rights or remedies to which ALCATEL USA may be entitled under the terms of this Agreement or otherwise, at law or in equity.

22.	HIRING OF PERSONNEL. Each party agrees that, during the term of this Agreement it shall not directly solicit any then-current employee of the other party that contributes to this project. This section shall not apply to or be breached by a party advertising open positions, participating in job fairs and the like, or using other forms of soliciting candidates for employment, even if responded to by an employee of the other party, provided the same is not directed specifically at a given employee of the other party.

23.	SAFETY. Seller shall take all reasonable precautions for the safety of, and shall provide all reasonable protection to prevent damage, injury and loss to:

(a)	all employees on the worksite and all other persons who may be affected thereby;

Customer Service Division – Subcontract Agreement	Page 10

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)	all the Services and materials and equipment to be incorporated therein, whether in storage on or off site, under the care, custody or control of the Seller; and

(c)	other property at the site or adjacent thereto, including trees, shrubs, lawns, walks, pavements, roadways, structures and utilities no designated for removal, relocation or replacement in the course of performing the Services

The Seller shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the Services.

The Seller shall give all notices and comply with all applicable laws, ordinances, rules, regulations and lawful orders of any public authority bearing on the safety of persons or property or their protection from damage, injury or loss.

24.	COMPLIANCE WITH LAWS. Seller shall comply with all applicable laws, codes, regulations, ordinances and rules with respect to the Services to be performed and the equipment or materials to be furnished hereunder promulgated by any and all federal, state, municipal, or other legislative bodies, courts, or agencies having jurisdiction over the business of Seller, over Services of the nature of the work provided hereunder, or over the procurement, storage, or use of any of the equipment, materials, or supplies utilized by Seller in connection therewith. Seller, shall, at its expense, procure and maintain all permits or licenses which may be required at any time in connections with its performance of work hereunder and, upon request, shall furnish to ALCATEL USA copies of such permits or licenses and shall obtain and pay for all inspections and file all notices required in connection therewith.

25.	FLOW-DOWN AND PASS-THROUGH TERMS AND CONDITIONS. Nothing to the contrary in this Agreement shall diminish or restrict ALCATEL USA’s right to negotiate, on an order-by-order basis, with Seller any flow-down or pass-through terms and conditions which are either necessary or required by ALCATEL USA or its customer(s) or end-user(s).

26.	APPLICABLE LAW. This Agreement shall be interpreted and construed in accordance with the laws of the State of Texas, United States of America, excluding its conflict of law principles.

27.	CONFIDENTIAL INFORMATION.

27.1 In this Agreement, the term “Confidential Information” shall mean the information of ALCATEL USA disclosed to Seller in connection with its performance of the Services under this Agreement which is in written, recorded, photographic, machine-readable, or other physical form or oral information reduced to writing as soon as practicable after disclosure to Seller and which

Customer Service Division – Subcontract Agreement	Page 11

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

is conspicuously marked “Confidential”, “Proprietary”, “Private”, or in any other manner indicating its confidential and/or proprietary nature. Without limitation, Confidential Information includes (1) ALCATEL USA’s software products, materials, data reports, programs, documentation, diagrams, and all related technical information, (2) the ideas, concepts, techniques, processes, inventions, knowledge, know-how, and trade secrets developed by ALCATEL USA prior to the effective date of this Agreement, (3) all information relating to the Services or to ALCATEL USA’s business and products which is critical to ALCATEL USA’s position in the marketplace, including future plans of ALCATEL USA relating to the fields of endeavor in which Seller performs investigations, evaluations, and services for ALCATEL USA, the nature of certain work projects to which Seller is exposed, and the identity of persons working on those projects, (4) any improvements, enhancements, or modifications to the above made by or on behalf of ALCATEL USA during the performance of Services under this Agreement which are provided, made available, or disclosed by or on behalf of ALCATEL USA to Seller, or used by ALCATEL USA or any of ALCATEL USA’s other subcontractors in connection with the Services, and (5) any similar information of ALCATEL USA’s customers disclosed to Seller under this Agreement.

27.2 Seller expressly agrees that, if requested by ALCATEL USA in writing, Seller will execute a confidentiality agreement directly enforceable by ALCATEL USA’s customer(s), for whose benefit the Services are being performed, on substantially the same terms as are contained in this Section 27.

27.3 Seller covenants and agrees that it will use the Confidential Information solely for the performance of the Services under this Agreement and shall not disclose such Confidential Information to any person outside its organization (including ALCATEL USA employees in any other division, group, or entity). In addition, Seller shall disclose the Confidential Information within its organization only to those having a need to know for the purpose of this Agreement.

27.4 Seller shall use the same degree of care in safeguarding the Confidential Information as it uses for its own confidential information of like importance, but no less than reasonable care. Upon discovery of any disclosure or misuse of Confidential Information, Seller shall endeavor to prevent any further disclosure or misuse.

27.5 All Confidential Information shall remain the property of ALCATEL USA, and such Confidential Information and all copies thereof shall promptly be returned to ALCATEL USA upon request or, at ALCATEL USA’s option, destroyed, in which case ALCATEL USA shall be notified in writing when it has been destroyed.

Customer Service Division – Subcontract Agreement	Page 12

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

27.6 Nothing contained in this Agreement shall be construed as granting to or conferring upon Seller any rights, by license otherwise, express or implied, in ALCATEL USA’s Confidential Information, other than the right to use the Confidential Information for the purpose of this Agreement.

27.7 Any copies of the Confidential Information made by Seller shall reproduce proprietary marking and legends included therein, but the provisions of this Agreement supercede any provisions of such legends inconsistent herewith.

27.8 The existence of this Agreement and the terms and conditions hereof shall not be disclosed by Seller to others, except by law or as may be necessary to establish its rights hereunder.

27.9 If, in connection with its performance, Seller discloses to ALCATEL USA any ideas, developments, or inventions conceived or actually reduced to practice by Seller prior to its performance hereunder, no relationship, confidential or otherwise, express or implied, is established with ALCATEL USA by the disclosure thereof. With respect to any such disclosure, no obligation of any kind is assumed by nor may be implied against ALCATEL USA, its subsidiaries, or associated companies unless a formal, separate, written contract regarding the subject of disclosure is consummated by the parties, and then the obligation shall be only as expressed in the separate contract.

27.10 Seller agrees that any breach of the provisions of this Section 28 by Seller or Seller’s personnel, agents, subcontractors, or any third party providing products or Services to Seller will cause immediate and irreparable injury to ALCATEL USA and that, in the event of such breach, ALCATEL USA shall be entitled to injunctive relief and any and all other remedies available at law or in equity.

27.11 After Seller has received ALCATEL USA’s Confidential Information and know-how, Seller expressly understands and acknowledges that it will be impossible to segregate ALCATEL USA’s Confidential Information and know-how from other knowledge acquired independently by Seller. Furthermore, Seller expressly acknowledges and agrees that the Confidential Information and know-how Seller obtains from ALCATEL USA will enhance Seller’s ability to efficiently offer services to third parties which compete with the Services provided by Seller under this agreement. Accordingly, in consideration of the benefits to be derived by Seller in receiving ALCATEL USA’s Confidential Information and know-how, Seller agrees that, during the term of this Agreement, if Seller is required due to its existing business relationships to offer services to third parties which compete with the services provided to ALCATEL USA by Seller under this Agreement, Seller will give ALCATEL USA prior written notice identifying the third party to

Customer Service Division – Subcontract Agreement	Page 13

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

whom it is offering such services, and Seller will offer those same services to ALCATEL USA on identical or more favorable terms than they are offered to such third parties. Any failure by Seller to satisfy this obligation will constitute a material breach of this Agreement, for which ALCATEL USA may terminate this Agreement immediately upon written notice to Seller, without further obligation to Seller. In addition, ALCATEL USA may avail itself of any and all other remedies available at law or equity upon Seller’s breach, whether or not it elects to terminate this Agreement pursuant to this section.

27.12 The obligations of this paragraph shall survive the expiration or termination of this Agreement.

*****

29.	BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of ALCATEL USA, and shall be binding upon and inure to the benefit of Seller’s heirs, legal representatives, successors, and assigns.

30.	ENTIRE AGREEMENT.

30.1 This Agreement shall constitute the entire agreement between the parties with respect to its subject matter, and any understanding or representation of any kind made prior to or simultaneous with the execution of this Agreement shall be binding upon the parties only to the extent specifically incorporated herein.

30.2 No terms and conditions of any Seller proposals, acknowledgements or invoices will modify or add to this Agreement unless specifically and separately agreed to by ALCATEL USA in writing.

30.3 Any changes to this Agreement requested either by Seller or ALCATEL USA may only be effected if mutually agreed upon in writing by duly authorized representatives of the parties hereto. This Agreement shall not be modified or supplemented, or any rights of a party to it waived except by such in writing.

30.4 Failure by either party at any time to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require performance with respect thereto, or to claim a breach with respect thereto.

Customer Service Division – Subcontract Agreement	Page 14

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

30.5 The provisions of this Agreement are severable, and if any provision is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability will affect only such provision or part thereof in such jurisdiction and will not in any manner affect the provision in any other jurisdiction, or any other provision in this Agreement in any other jurisdiction, to the extent legally permissible. An arrangement which reflects the original intent of the parties will be substituted for such invalid or unenforceable provision.

Customer Service Division – Subcontract Agreement	Page 15

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

ALCATEL USA MARKETING, INC.			/s/ John A. Goodman
SELLER

By:	/s/ Rusty Shelton	By:
Name:	Rusty Shelton	Name:	John A. Goodman

Title:	Vice President, Customer Service	Title:	President/COO

Customer Service Division – Subcontract Agreement	Page 16

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT A

AWARD LETTER

DATE

YOUR COMPANY NAME

Company Address

City, State Zip Code

Attention:	Mr./Ms.Xxxxxxxx
FAX:	(xxx) xxx-xxxx
Phone:	(xxx) xxx-xxxx

RE:	Project # xxxxx – SYSTEM TYPE

Customer – Site Location (City, State)

Planned Start Date: xx/xx/xx

Planned Complete Date: xx/xx/xx

Dear Mr./Ms. Xxxxxxx:

We are pleased to inform you that you have been awarded INSTALLATION SERVICES on the above-referenced project per the terms and conditions of the Subcontract Agreement between Alcatel USA and (YOUR COMPANY NAME) in the amount of $x,xxx.xx (xx hours), per your bid dated xx/xx/xx. Note that all work performed will be in compliance with xxxxxxxxxxxxxxxxxxx.

Xxxx Xxxxxxxx will be the Alcatel USA Manager on this project; his phone number is (xxx) xxx-xxxx. Please feel free to contact him if you have any questions.

Alcatel’s goal is to provide quality services that meet or exceed our customers’ expectations, on schedule. If we can be of any help, please give Xxxxx Xxxxx a call at (xxx) xxx-xxxx.

Sincerely,

John E. Ramey

Manager, Subcontract Administration

Customer Service Division

Customer Service Division – Subcontract Agreement	Page 17

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

cc:	Xxxxx Xxxxxx Xxxx Xxxx Project File

Note:	If you wish to decline this award, you must notify us in writing within 24 hours upon receipt of this letter.

1000 Coit Road — Plano TX 75075-5813 — Tel: (972) 519-3000

Customer Service Division – Subcontract Agreement	Page 18

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ALCATEL

EXHIBIT B

JOB START AUTHORIZATION (JSA)

(Sample Document)

DATE:

TO:

FROM:

Alcatel Installation Planner

COMPANY:

COMPANY:

PHONE:

PHONE:

FAX:

FAX:

PROJECT DETAILS

CUSTOMER:

ADDRESS:

PROJECT:

CITY/STATE:

PLAN START:

PLAN COMPLETE:

HRS:

DATE

TIME

DATE Est. Inst Hrs.

INSTALLATION MANAGER:

PHONE:

PLANNING MANAGER:

PHONE:

ADDITIONAL INFORMATION:

Instructions: Your acceptance of the actual Confirmed Start Date and Time is required

1) Please sign, date and return this form to the ALCATEL Installation Planner Immediately.

2) If the Start Date and Time changes, a new form will be sent to you with the REVISED START area filled in below.

3) If you are unable to meet the new date/time, you are required to notify the ALCATEL Installation Planner within eight (8) business hours upon receipt of this notice.

4) Submit a copy of this document with your invoice in order to receive payment.

REVISED START: REVISED COMPLETION:

Date Time

Date

REVISED START APPROVAL:

DATE:

Authorized Subcontractor Signature

Vendor Comments:

The telecopy transmission contains information from ALCATEL which is confidential and/or legally privileged. The information is intended only for the use of the individual or entity named on this transmission sheet. If you are not the intended recipient, you are hereby notified that any disclosure, copying, distribution or the taking of any action in reliance on the contents of this telecopied information is strictly prohibited, and that the documents should be returned to ALCATEL immediately. In this regard, If you have received this telecopy in error, please notify us by telephone immediately so that we can arrange for the return of the original documents to us at no cost to you.

Customer Service Division - Subcontract Agreement Page 19

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Customer Service Division – Subcontract Agreement	Page 19

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT C

STATEMENT OF WORK

A.	GENERAL.

1. Seller agrees that the Services provided under this Agreement shall be performed by qualified, careful, and efficient employees of Seller in the strictest conformity with best practices, and in accordance with such standards as may be prescribed from time to time. Seller further agrees that, upon request, Seller will remove from service hereunder any employee(s) who, in ALCATEL USA’s unrestricted opinion, may be guilty of improper conduct or is not qualified or needed to perform the work assigned. It is further agreed that Seller shall immediately replace any of its employees so removed when directed to do so.

2. When applicable, Seller will be responsible for conducting its own labor relations with any labor organization either representing or seeking representation among Seller’s employees, and shall negotiate or seek to adjust all disputes which may arise. In turn, ALCATEL USA agrees that, except as otherwise provided herein, Seller may freely enter into any contract with any labor organization lawfully representing or seeking representation among personnel performing duties described hereunder. No provision under such a contract for any existing contract shall obligate ALCATEL USA to contract employees of Seller or to any union representing employees of Seller on the termination of this Agreement or at any other time. In the event that Seller has knowledge that an actual or potential labor dispute prevents or threatens to prevent timely performance under this Agreement, an immediate notice, including all relevant information concerning the dispute, shall be forwarded in accordance with Section 17 of this Agreement.

B.	PHYSICAL AND TRAINING STANDARDS.

1. Seller will conduct routine training and retraining of its personnel assigned to ALCATEL USA to Insure that they maintain an acceptable knowledge level of procedures, and further insuring proper performance.

2. Acceptability of personnel for service at ALCATEL USA will be governed by the following conditions:

(a)	Individuals proposed for assignment during the term of this Agreement shall be certified in accordance with ALCATEL USA’s Installation Workmanship Requirements Manual (IWRM), document number 003-9000-000, prior to the start of the individual’s third assignment.

(b)

Individuals proposed for assignment during the term of this Agreement should have at least one (1) year prior satisfactory experience in a similar capacity. Individual skill levels are defined in Attachment II to Exhibit C attached hereto. In

Customer Service Division – Subcontract Agreement	Page 20

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

addition, individuals must be meet the Engineering and Installation Requirements and be certified to provide services at ALCATEL USA’s customer premises per the requirements defined in Attachment Ill to Exhibit C attached hereto.

(c)	Prior to acceptance, any person proposed for assignment may be interviewed by an authorized representative of ALCATEL USA. Seller and ALCATEL USA acknowledge, however, that emergency situations could preclude completion of such an interview.

3. The final decision as to acceptability of an individual for work will rest with the authorized ALCATEL USA representative, as will the right to waive any of the above requirements.

4. All training for Seller’s employees pertaining to their assignment at ALCATEL USA will be conducted by Seller, at no expense to ALCATEL USA. The cost of any specialized training required will be mutually agreed to between ALCATEL USA and Seller prior to commencement of this training. Seller agrees to pay any amount in excess of this amount, if applicable. ALCATEL USA shall in no event provide or be responsible for providing any training to any employee of Seller with respect to this Agreement.

5. Seller’s employees assigned to ALCATEL USA will be required to communicate well in English, both verbally and in writing, project a professional image in their duties, and deal with all people in a courteous and professional manner.

C.	INTERRUPTION OF SERVICE. Seller agrees to provide continuity of service and accepts the responsibility of providing ongoing service and personnel during any work stoppage, or other interference with normal operations, except for Force Majeure conditions. If Seller fails to provide continuity of service, then ALCATEL USA may secure the required Services from another contractor for the duration of the contingency situation. Any additional costs incurred by ALCATEL USA as a result of such action will be billed to Seller.

D.	EQUIPMENT. Seller will furnish, operate, calibrate, and maintain in acceptable condition, at no cost to ALCATEL USA, all equipment, materials, and supplies necessary for its performance under this Agreement. At a minimum, Seller shall provide the tools identified in Attachment IV to Exhibit C (attached hereto) at each installation location.

Seller shall assume the risk of loss and damage to all Seller or Seller employee owned tools, equipment, and effects caused by fire, extended coverage perils, vandalism, and malicious mischief. ALCATEL USA assumes no liability for any loss of or damage to the property of Seller, its subcontractors and employees unless such loss is caused by ALCATEL USA.

Customer Service Division – Subcontract Agreement	Page 21

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

E.	CODE OF CONDUCT.

1. Seller and ALCATEL USA agree that the conduct of Seller’s employees is to be guided by a set of rules agreed upon by ALCATEL USA and Seller, and any special written instructions deemed applicable by ALCATEL USA. it is further agreed that the personal grooming habits of Seller’s employees will be subject to standards set by ALCATEL USA.

2. Seller’s employees shall be tastefully attired for the type of work to be performed so as to project a positive and competent Image and impression to the mutual benefit of ALCATEL USA and Seller.

3. The use of drugs and alcohol, except prescription drugs and legal over-the-counter drugs, is strictly prohibited. Using drugs or alcohol or being under the influence of them is cause for immediate employee removal.

F.	BONDING.

1. Seller will provide any official bonds required and will pay any fees for costs involved or related to the Services or its employees engaged in providing Services ,under the terms of this Agreement.

2. ALCATEL USA may require a performance bond on specific scope of work presented to Seller for bidding responses which are: (1) anticipated to exceed FIFTY THOUSAND DOLLARS ($50,000.00) in value; and (2) specified as a Seller program managed and/or “turn-key” project such that ALCATEL USA is dependent upon the Seller for project completion. Seller hereby acknowledges that it possesses the ability to obtain insurance or performance bonds, not to exceed TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) per project, for specified projects.

G.	SAFETY.

(a)	Seller shall provide proper signs and barricades to prevent blind corners; unauthorized entry into work area; and debris accidentally falling on persons in the area.

(b)	Seller shall be responsible for any damage to property of ALCATEL USA’s customer or other caused by Seller, its employees, or subcontractors, and will replace and repair such damages to the satisfaction of ALCATEL USA and/or ALCATEL USA’s customer. The Seller will maintain adequate protection to prevent damage to its services and property of others, and take all necessary precautions for the safety of its employees and others. The Seller will comply with all safety laws and regulation In effect locally.

(c)	The Seller shall comply with all applicable laws, ordinances, rules, regulations and other of any public authority having jurisdiction for the safety of persons or property or to protect them from damage, injury or loss. Seller shall erect and maintain, as required by the conditions and progress of the Services, all necessary safeguards for safety and protection, including posting danger signs and other warnings against the hazards, promulgating safety regulations and notifying ALCATEL USA and users of adjacent utilities.

Customer Service Division – Subcontract Agreement	Page 22

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

H.	CLEAN UP. The Seller at all times shall keep the premises free from any accumulation of waste materials and/or rubbish caused performance of the Services. All debris, scrap material, rubbish, trash and litter shall be removed for the premises no later than the end of each shift or work day, whichever is applicable. At the completion of the Services, Seller shall remove all waste materials and rubbish from and about the premises as well as all tools, construction equipment, machinery and surplus materials.

If Seller fails to clean up at the completion of the Services, ALCATEL USA may do so and the cost thereof shall be charged to the Seller.

I.	RESTORATION OF PREMISES. The premises must be restored to its original condition during the Services where feasible, or immediately following the completion of the Services.

(a)	This includes both restoring areas affected in the normal course of the Services and repairing damage done inadvertently by the Seller.

(b)	The Seller shall keep all access hallways, roads and walks clear of debris, materials, construction plant and equipment during the Services. The Seller shall repair streets, drives, grass, plantings, curbs, sidewalks, fences, poles and the like where disturbed by its Services and leave them in as good condition after the completion of the Services as operations started.

(c)	Seller must exercise reasonable care to avoid damage to the premises due to carelessness of Seller personnel.

(d)	ALCATEL USA’s Project Manager and Seller’s Project Manager will inspect all areas before Services start.

(e)	Seller shall restore all disturbed building surfaces to their original condition in a first class workmanlike manner using persons qualified in their respective trades.

(f)	Seller shall reconnect any utilities, equipment, or appliances removed in the course of the services and replace all furniture, etc. moved for performance of the Services.

J.	PCB AND ASBESTOS FREE MATERIALS. Seller hereby certifies that all materials to be furnished hereunder are free of PCB and asbestos, meaning that the materials, if sampled and analyzed, can be determined to contain no PCB or asbestos.

K.	HAZARDOUS MATERIALS. Seller shall not bring any hazardous materials/products on the premises without ALCATEL USA’s advanced written consent. Prior to bringing any hazardous materials/products in the premises, Seller shall provide a complete listing of all such materials/products, their use and copies of manufacturers Material Safety Data Sheet (MSDS).

Customer Service Division – Subcontract Agreement	Page 23

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

L.	COMPENSATION. Seller will be compensated for the personnel assigned to work as indicated in Attachment I of this Exhibit C.

Customer Service Division – Subcontract Agreement	Page 24

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT I

to Exhibit C

1.	T&E LABOR RATES (includes all but travel related expenses)

Shift	Skill Level 1	Skill Level 2	Skill Level 3	Skill Level 4	Skill Level 4a
Day	*****
OT
Sun/Hol
Night
OT
Sun/Hol

*	Requirements for the above categories are defined in Attachment II to Exhibit C attached hereto.

2.	BUILDING BLOCK LABOR RATES

*****

3.	OTHER RATES

*****

4.	RATE TERMS

a)	Standard Work Week: *****

b)	Standard Work Days: *****

Customer Service Division – Subcontract Agreement	Page 25

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.	Union Affiliation

a)	Does your company has union membership (Yes / No)

IBEW     NO     CWA:    NO

b)	Indicate the rates charged for each:

Shift	Level 1 CWA	Level 2 CWA	Level 3 CWA	Level 1 IBEW	Level 2 IBEW	Level 3 IBEW
Day
OT
Sun/Hol
Night
OT
Sun/Hol

FPQ Union Rate (Rate to be used in project bidding)

Customer Service Division – Subcontract Agreement	Page 26

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT II

to Exhibit C

Installation Skill Level Requirements

*****

Customer Service Division – Subcontract Agreement	Page 27

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT III

to Exhibit C

Customer Engineering & Installation Requirements

*****

Customer Service Division – Subcontract Agreement	Page 28

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT III

to Exhibit C

CUSTOMER TRAINING AND CERTIFICATION REQUIREMENTS

*****

Customer Service Division – Subcontract Agreement	Page 29

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT III

to Exhibit C

CUSTOMER TECHNICAL PUBLICATIONS

*****

Customer Service Division – Subcontract Agreement	Page 30

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT III

to Exhibit C

75 OHM BNC Connector and Tool Information

*****

Customer Service Division – Subcontract Agreement	Page 31

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT IV

to Exhibit C

REQUIRED TOOLS LIST

The subcontractor is expected to furnish industry standard tools for personal use according to the list provided. Name brand products may be substituted with comparable products.

DESCRIPTION	INDV	TEAM
Tool Box	*****	*****
Crew Box
Hammer
Crescent Wrench (6” & 12”)
5 Piece Screwdriver Set (slot)
5 Piece Screwdriver Set (Phillips)
Soldering Iron (25W)
Rosen Core Solder
Nut Driver Set
Steel Bits (full set to 3/4”)
Concrete Bits (full set to 3/4”)
Socket set (3/8” drive full set up to 1”)
Metal File (fine)
Metal File (medium)
Vise Grips (Ig/sm)
6” Diagonal Pliers
4” Side Cut Pliers
6” Side Cut Pliers
Channel Lock Pliers (or equivalent)
Long Nose Pliers
Long Nose Pliers Insulated (Klein #D2291 or equivalent)
Needle Nose Pliers
6”/8” Regular Nose Pliers
Unwrap Tool (22/26, 24 30 AWG)

Customer Service Division – Subcontract Agreement	Page 32

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

DESCRIPTION	INDV	TEAM
Screw Starter (Klein #611-4 or equivalent)	*****	*****
10” Adjustable Wrench
Torx Holder W/Bits
Wire Stripper (adjustable)
Cable Slitter (Neuses #N62267 or equivalent)
Crimping/Stripping Tool (Spade type lugs)
Wire Wrap Gun (w/30, 22, 24, 26 AWG bits)
Heat Shrink Gun
Cable Butter (Neuses #N2060 or equivalent)
Cable Stripper (Ideal #45-128 or equivalent)
Hammer Drill
6/8 AWG Crimper - Die Type
Burndy Crimper W/Full Die Set
Cable Reel Jacks (small/large steel polies)
CT3 Trompeter Coax Crimper W/Trompeter CS3-1, CS3-2 Die
Band Saw
Sawsall
Electricians Tape
Electricians Knife
Knife & Scissors W/Holder
Tape Measure
Safety Glasses
Hard Hat
ESD Wrist Strap or Heel Strap (static protections)
Flashlight
Tone Generator
Test Set
Volt Ohm Meter
Extension Cord & Power Strip

Customer Service Division – Subcontract Agreement	Page 33

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

DESCRIPTION	INDV	ITEM
Drop Light (Fluorescent)
Drop Cloth
Vacuum Cleaner (3M or equivalent)
Spudger (Monarch #PP640 or equivalent)
Level
Plumb-bob
Chalk Line
Lazy Susan (Mexican Hat) (Optional)
Ladders (6’ & 12’ as needed)
C-Clamps 8” Jaw
Coax Stripper, preferable Remarcable or Schleusiger Model 207)
Megohmmeter
Lacing Needle
Allen Wrenches (1/16”-3/8”)	*****	*****
Continuity Tester (Buzzer)
3/8” Drill
Center Punches
Ratchet Cable Cutter
Stencil Kit or P-Touch machine with up to 1” tape
Outlet Tester
Pull ‘n’ Pry Bar
Tap &Die Set
Riveter
Carpenters Square
Utility Saw
Core Drill
Network and Cable Products, Inc. Part Number HT-0735, RG735 Coax Pull Tester (Phone Number (972) 238-9600)

Customer Service Division – Subcontract Agreement	Page 34

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT IV

to Exhibit C

CUSTOMER SPECIFIC TOOLS LIST

DESCRIPTION	INDV	TEAM
SBC:
Newhall Pacific Part Number NEW-100110, BNC Kit with Case Less Electrical Stripping Unit
Newhall Pacific Part Number NEW-100109, BNC Kit with Case Less Electrical Stripping Unit and 12 Point BNC Center Pin Indenter Crimp Tool for 734D/735A (for those who already have AT&T’s R5761)
Remarcable Electric Stripping Unit (includes AC Power Supply and Case)	*****	*****
RBOCs:
All tools for work in the BDFBs must be OSHA approved insulated tools, such as Cementex. (taped or dipped tools are not allowed). ;

Newhall Pacific Telephone number is 1-888-NEWHALL

Customer Service Division – Subcontract Agreement	Page 35

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT D

SUBCONTRACT ADMINISTRATION

BILLING INSTRUCTIONS

The following information shall be utilized as the guideline for submitting invoices to Alcatel USA, Inc. Subcontract Administration for services rendered. Failure to comply with these requirements will cause the invoice to be rejected.

A.	INVOICE GUIDELINES

1.	Alcatel USA requires one invoice for each Alcatel USA project number. Invoices containing two or more projects on one invoice will be rejected.

2.	Proper back-up documentation must be submitted with and attached to the invoice. Proper back-up documentation includes a copy of the latest Alcatel USA Award Letter, Job Start Authorization (JSA) and Job Completion Notice.

Exception: Copies of JSAs and Job Completion Notices are not necessary for Engineering, Supervision, or Out of Scope (OOS) invoices. Also, Job Completion Notices are not required for T & E Jobs until the final invoice is submitted.

3.	The Alcatel USA travel policy is the guideline when submitting expenses.

4.	Typically, an Alcatel USA representative is the Installation Supervisor and/or Installation Manager.

B.	ALCATEL USA MAILING ADDRESS

1.	Please submit all invoices, in duplicate, to Alcatel USA as follows:

Alcatel USA Marketing, Inc.

Attn: Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

C.	INVOICE REQUIREMENTS

All invoices shall contain the following:

1.	Invoice Date

The invoice date is the date the invoice is generated and submitted to Alcatel USA. *****

Customer Service Division – Subcontract Agreement	Page 36

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.	Invoice Number

Alcatel USA uses the Seller invoice number as the tracking number. The invoice number shall be unique to each invoice. If an Invoice is returned (rejected) due to billing Issues, re-submit the revised Invoice with the same invoice number and a “revision” notation. (i.e. xxxxxxxxx A)

3.	ALCATEL USA Project Number

The Alcatel USA project number is the six-digit number (i.e., 125032) found on the Award Letter and Job Start Authorization. This number should always be prominently listed on the invoice.

Note: Alcatel USA tracks invoices by project numbers; therefore, any Invoice without a project number will be rejected and returned to the Seller.

Exception: Invoices for training, administrative personnel or any overhead charges (charges not directly related to a project) shall include a cost center number instead of a project number.

4.	Customer Name and Site Location

On the face of the invoice, include the name of the customer and site location (city and state) where the services were performed.

5.	Scope of Work

The scope of work description should briefly describe the type of services rendered (i.e., Installation Services, Engineering Services, Supervision Services, T&E Services, Out of Scope - JIM#xx.)

All hours must be itemized (i.e., straight time, overtime time, Sun./Holiday), with respective hourly rates, in the body of the Invoice.

6.	Dollar Amount

On a Fixed Price Bid, the dollar amount must always match the Award Letter dollar amount and appear as a separate line.

Art Alcatel USA approved JIM, signed by an Alcatel USA representative, for any out of scope the work that was done shall be attached to the invoice.

Customer Service Division – Subcontract Agreement	Page 37

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

D.	SERVICE TYPES – ADDITIONAL INSTRUCTIONS

1.	Installation Services

An Installation invoice is for field services other than engineering, supervision, and materials that encompass a general scope of work. Installation awards may be Fixed Price or T & E. A copy of the latest Alcatel USA Award Letter, Job Start Authorization (JSA) and Job Completion Notice must be submitted with the invoice.

2.	Engineering Services

A copy of the most recent Alcatel USA Award Letter must be submitted with the Invoice.

A copy of the assigned Engineering Specification Package (Engineering Spec) must be submitted with the invoice.

Typically, a site survey is an Out of Scope Engineering Service.

NOTE: If an Engineering invoice is Out of Scope (OOS), attach an approved copy of the Job Information Memorandum (JIM) signed by a designated Alcatel USA representative.

3.	Supervisor and Installer (FPQ) Services

Supervisor or Installer invoices must be submitted to Alcatel USA *****.

Supervisor or Installer invoices must indicate *****.

Supervisor or Installer invoices must be accompanied by timesheets. (The ***** timesheet must be submitted ***** to the appropriate Alcatel USA Installation Manager for approval).

The airline passenger coupon shall accompany invoices with airline expenses.

NOTES:

Alcatel USA requires one invoice per Alcatel USA project number. Invoices containing two or more projects on one invoice will be rejected.

If multiple projects appear on the timesheet, please highlight and circle the hours that outlines which hours are being billed on the invoice.

Expenses shall be billed in accordance with the Alcatel USA Travel Policy.

Customer Service Division – Subcontract Agreement	Page 38

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Contract Supervisors must submit the complete Job Administration Package to the respective Alcatel USA Installation Manager upon job completion. Failure to provide the Job Administration Package will result in a rejected invoice that will be returned to the vendor.

*****

4.	Time & Expense (T&E) Services

T&E invoices must be submitted to Alcatel USA *****.

T&E invoices must indicate *****.

T&E invoice must have approved timesheets signed by the authorized Alcatel USA field supervisor assigned to the project.

NOTES:

Alcatel USA requires one invoice per Alcatel USA project number. Invoices containing two or more projects on one invoice will be rejected.

All hours must be itemized, along with respective hourly rates, on invoices.

If multiple projects appear on the timesheet, please highlight and circle the hours that outlines which hours are being billed on the invoice.

Expenses shall be billed in accordance with the Alcatel USA Travel Policy.

T&E expenses that exceed ***** require Alcatel USA Subcontract Administration approval before submitting. *****

In support of expenses, attach original receipts and group according to the following procedure.

a.	Organize original (legible) receipts on a clean 8-1/2” X11” sheet for each day’s receipts, grouping by category (hotel, transportation & rentals, gas receipts, and meals). Attach receipts to the sheet with transparent tape and provide totals.

b.	All expenses need to be submitted to the respective Alcatel USA representative for approvals before submitting an invoice for payment.

c.	Meals cannot exceed *****.

Customer Service Division – Subcontract Agreement	Page 39

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

E.	ADDITIONAL REQUIREMENTS FOR OUT OF SCOPE SERVICES

1.	Out of Scope (OOS) Job information Memorandum (JIM)

An Out of Scope (OOS) JIM is a method of communication between Seller and Alcatel USA and is used to designate any extra work required after the job has been awarded. A no cost JIM may be generated to communicate exceptions or job related documentation.

An approved Job Information Memorandum (JIM), signed by an authorized Alcatel USA representative shall be attached to all Out of Scope (OOS) invoices. A JIM must be approved prior to starting the task outlined in the JIM.

Each JIM shall use a unique JIM numbering scheme (i.e., JIM #1). Multiple JIMs can be combined on a single invoice.

NOTE: An approved Job Information Memorandum (JIM), signed by a authorized Alcatel USA representative shall be attached to all Out of Scope (OOS) invoices, otherwise, the invoice will be rejected and returned to Seller.

2.	Job Information Memorandum (JIM) Requirements

a.	Alcatel USA Project Number

b.	Customer Name and Site Location

c.	JIM Number

d.	Date JIM is Written

e.	Addressee: Person being provided the JIM

f.	Originator: The JIM originator’s signature and date. (Print originator’s name legibly.)

g.	Brief Job Description with Subject Matter (i.e., additional effort to install overhead rack due to change in installation spec.)

h.	Detail of Work Effort: Itemize hours required to do the job

i.	Alcatel USA Approved Signature (Must be authorized prior to starting the work.)

F.	JOB COMPLETION NOTICE

Alcatel USA requires that Seller obtain a signed Job Completion Notice form from the Alcatel USA representative for Acceptance. Invoices submitted without a Job Completion Notice will be rejected and returned to Seller.

If there are any incomplete items or outstanding quality items requiring resolution at the end of the job, they must be so noted on the Job Completion Notice form. Note the party responsible for resolution and an estimated timeframe required for resolution on the Job Completion Form.

Customer Service Division – Subcontract Agreement	Page 40

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

As part of the Seller quality program, the Seller should perform a final check with the supervisor on all installation activity to ensure workmanship requirements have been met. Of special interest should be but not limited to grounding, power lugging, bonding, securing cable, labeling, and fuse designations.

G.	SUBCONTRACTOR JOB EVALUATION

A Subcontractor Job Evaluation form is completed by the Alcatel USA Supervisor for each installer that has worked on an Alcatel USA project. Various metrics are assigned to the installers, as well as the company. If a Seller receives a low grading, there is a probability the Seller will be disqualified from further Alcatel USA work.

An information JIM detailing unusual circumstances should be completed by the Seller and submitted directly to Subcontract Administration when the Seller encounters a problem on a job. This procedure is encouraged and allows the Seller to document unusual circumstances. The JIM may also cover problem areas that are being experienced which may impact quality, as well as, timely completion of the job. Feedback from the installers will assist Alcatel USA in Improving processes to ensure a timely, high quality installation.

Customer Service Division – Subcontract Agreement	Page 41

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SAMPLE INVOICES

Customer Service Division – Subcontract Agreement	Page 42

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

INVOICE

YOUR COMPANY NAME
Company Address
City, State ZIP Code
Phone Number	Invoice No:	893456
Fax Number
	Date:	01/01/98

To:	Ship To:

Alcatel USA, Inc.

Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

SALEPERSON	P.O. NUMBER	DATE SHIPPED	SHIPPED VIA	F.O.B. POINT	TERMS
*****

QUANTITY	DESCRIPTION	UNIT PRICE	AMOUNT
*****
16	*****	*****	*****
	SUBTOTAL		*****
SALES TAX
SHIPPING AND HANDLING
	TOTAL DUE		*****

Make all checks payable to: Your Company Name

If you have any questions concerning this invoice, call: Contact Name, Phone Number

Customer Service Division – Subcontract Agreement	Page 43

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

INVOICE

YOUR COMPANY NAME
Company Address
City, State ZIP Code
Phone Number	Invoice No:	893456
Fax Number
	Date:	01/01/98

To:	Ship To:

Alcatel USA, Inc.

Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

SALEPERSON	P.O. NUMBER	DATE SHIPPED	SHIPPED VIA	F.O.B. POINT	TERMS
*****

QUANTITY	DESCRIPTION	UNIT PRICE	AMOUNT
*****
16	*****	*****	*****
	SUBTOTAL		*****
SALES TAX
SHIPPING AND HANDLING
	TOTAL DUE		*****

Make all checks payable to: Your Company Name

If you have any questions concerning this invoice, call: Contact Name, Phone Number

Customer Service Division – Subcontract Agreement	Page 44

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

INVOICE

YOUR COMPANY NAME
Company Address
City, State ZIP Code
Phone Number	Invoice No:	893456
Fax Number
	Date:	01/01/98

To:	Ship To:

Alcatel USA, Inc.

Subcontract Administration M/S 505

1000 Coit Road

Plano, TX 75075-5813

SALEPERSON	P.O. NUMBER	DATE SHIPPED	SHIPPED VIA	F.O.B. POINT	TERMS
*****

QUANTITY	DESCRIPTION	UNIT PRICE	AMOUNT

*****
16	*****	*****	*****
4	*****	*****	*****
1	*****	*****	*****
	SUBTOTAL		*****
SALES TAX
SHIPPING AND HANDLING
	TOTAL DUE		*****

Make all checks payable to: Your Company Name

If you have any questions concerning this invoice, call: Contact Name, Phone Number

Customer Service Division – Subcontract Agreement	Page 45

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ALCATEL

EXHIBIT E

Job Information Memorandum (JIM)

JIM Audit Number:

Service Affecting/Safety Alcatel Cost Affecting Routine No Response Required

Customer

JIM Number

Revision

Address

System Type

City, State

Project Number

Subject

Date

Customer Phone Number

Describe the issue

Recommended Solution

Corrective Action

Customer Signature

Alcatel Originator

Printed Name

Alcatel Manager

Alcatel Engineer

Dele

Routing – to be filled in by JIM Administration Engineering Manufacturing Customer

Installation Material Final

Customer Service Division – Subcontract Agreement Page 42

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Customer Service Division – Subcontract Agreement	Page 46

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ALCATEL

EXHIBIT F

JOB COMPLETION NOTICE

(SAMPLE DOCUMENT)

ALCATEL PROJECT#:

JOB SITE: (city, state)

EQUIPMENT TYPE:

DESCRIPTION OF WORK COMPLETED:

JOB COMPLETION DATE:

1. All materials, equipment and work required to be performed have been installed to the satisfaction of ALCATEL USA OR ALCATEL USA’s customer.

2. Completion of the entire installation has been accomplished to the satisfaction of ALCATEL USA OR ALCATEL USA’s customer (with the exception of those items listed in paragraph 3).

3. Exceptions to completion:

ALL WORK HAS BEEN PERFORMED TO THE TERMS AND CONDITIONS OF [contractor’s name] CONTRACT.

N/A Yes

Engineering ALCATEL USA Date Material Delivered Installation Completion

As Built Drawings Complete [Contractor’s name] Supervisor Date

This form must be completed, signed and immediately faxed to ALCATEL USA at (972) 519-7949. Customer Service Division - Subcontract Agreement Page 43

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Customer Service Division – Subcontract Agreement	Page 47

Subcontract 022500

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.